Operating Leases	12 Months Ended
Mar. 31, 2018
Disclosure Of Operating Lease [Abstract]
Operating Leases
36)	OPERATING LEASES

Leases as lessee

Non-cancellable operating lease rentals are payable as follows:

	As at March 31
Particulars	2017	2018
Less than one year	4,825	5,072
Between one and five years	16,766	17,015
More than five years	23,251	19,781
Total	44,842	41,868

The Group leases a number of offices under operating leases. The lease period ranges for a period of three to twelve years. Lease payments are increased after a specified period under such arrangements.

During the year ended March 31, 2018, USD 7,701 was recognized as rent expense under other operating expenses in profit or loss in respect of operating leases (March 31, 2017: USD 3,831, March 31, 2016: USD 2,949).